UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO SHAREHOLDERS.

[Kavilco Incorporated Letterhead]

February 25, 2016

Dear Shareholder,

Enclosed are the annual audited financial statements for the year ended December 31, 2015. Our accountants, Peterson Sullivan LLP have conducted the audit.

The financial statements are presented in a format that all investment companies must adhere to pursuant to Security and Exchange Commission requirements and Generally Accepted Accounting Principles. In an investment company, the primary objective of the financial statements is to show how the net asset value changed throughout the year (net asset value is defined as the value of securities owned, cash, receivables and other assets less liabilities). We realize the statements are esoteric to say the least. However, to make the financial information more meaningful, we have included a Glossary of Terms to assist you in interpreting the terminology in the financial statement

STATEMENT OF ASSETS AND LIABILITES

This statement reflects everything the corporation owns or is obliged to pay as of December 31, 2015. Assets and liabilities are stated in terms of current market value.

SCHEDULE OF INVESTMENTS

The majority of Kavilco's portfolio is primarily made up of debt instruments comprised of corporate obligations. Corporate obligation is another term for bonds. These bonds carry a stated interest rate and maturity date. The federal, state and municipal governments, along with corporations, can issue bonds.

STATEMENT OF OPERATIONS

The Statement of Operations is an analysis of all income and expense that the corporation incurred during the year. The aggressive actions of the Federal Reserve have had a beneficial impact on our bond portfolio. We anticipate the exceptional volatility in the bond market will be with us for some time. However, valuation changes in the portfolio do not impact the dividends you receive.

STATEMENT OF CHANGES IN NET ASSETS

What happened to our assets during the year? This statement shows all increases and decreases in our assets. Except for the dividends to shareholder accounts, this is identical to the Statement of Operations.

FINANCIAL HIGHLIGHTS

This schedule is a comparative analysis that combines all previously discussed statements in terms of one share of stock.

NOTES AND TAX INFORMATION TO THE FINANCIAL STATEMENTS

The notes are an integral part of the financial statements and provide information that will give the shareholder a complete summary of the operation.

Sincerely,

KAVILCO INCORPORATED

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

encl.

KAVILCO INCORPORATED FINANCIAL STATEMENTS Year Ended December 31, 2015
[Peterson Sullivan LLP Letterhead] INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated ("the Company") as of December 31, 2015, and the related statement of operations for the year then ended, and statement of changes in net assets for the years ended December 31, 2015 and 2014, and the financial highlights for the years ended December 31, 2015, 2014, 2013, and 2012.

Management's Responsibilities for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2015, and the results of its operations for the year then ended, the changes in net assets for the years ended December 31, 2015 and 2014, and the financial highlights for the years ended December 31, 2015, 2014, 2013, and 2012 in accordance with accounting principles generally accepted in the United States.

Other Matter

The financial highlights for the years ended December 31, 2011, were audited by other auditors whose report dated February 21, 2012, expressed an unqualified opinion.

/S/Peterson Sullivan LLP

February 24, 2016

KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS
Investments in securities, at fair value (cost $33,627,180)	$32,741,330
Real estate, at fair value (cost $1,054,089)	4,207,633
Cash and cash equivalents	99,102
Interest receivable	250,561
Dividends receivable	21,390
Premises and equipment, net	16,677
Prepaid expenses and other assets	9,600

Total assets	37,346,293
LIABILITIES
Accounts payable and accrued expenses	$56,054
Dividends payable	136,541

Total liabilities	192,595

NET ASSETS	$37,153,698

Net assets consist of:

Distributable earnings	$2,455,414
Contributed capital	34,698,284

Total net assets	$37,153,698

Net asset value per share of Class A and Class B common stock ($37,153,698) divided by 12,000 shares outstanding)	$3,096

KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS

December 31, 2015

INVESTMENTS IN SECURITIES	Principal Amount or Shares	Fair Value
U.S. Corporate Bonds - 43.2%
Chemical Industry - 4.8%
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	$1,575,735

Communications - 7.3%
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,115,760
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	279,817
Total Communications		2,395,577

Consumer, Cyclical - 4.4%
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,025,950
Avon Products Inc., 6.500%, due March 1, 2019	500,000	425,000
Total Consumer, Cyclical		1,450,950

Consumer, Non-cyclical - 3.6%
McDonald's Corp., 5.300%, due March 15, 2017	500,000	520,950
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	268,660
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	366,481
Total Consumer, Non-cyclical		1,156,091

Energy - 13.3%
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,381,920
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,078,160
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	471,638
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,188,000
Hess Corporation, 8.125%, due February 15, 2019	199,000	225,543
Total Energy		4,345,261

Financial - 0.7%
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	229,248

Paper & Forest Products Industry - 1.8%
International Paper, 9.375%, due May 15, 2019	500,000	600,055

Technology - 4.1%
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	966,125
Oracle Corp., 5.000%, due July 8, 2019	250,000	274,945
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	108,303
Total Technology		1,349,373

Transportation - 1.8%
FedEx Corp., 8.000%, due January 15, 2019	500,000	582,060

Utilities - 1.4%
Southern Electric Power, 5.550%, due January 15, 2017	174,000	179,841
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	284,672
Total Utilities		464,513

Total U.S. Corporate Bonds (cost $13,865,076)		14,148,863

U.S. Common Stock - 39.6%

Chemicals - Specialty - 0.1%
Terra Nitrogen Company LP	225	22,855

Computer Software & Services - 0.6%
Microsoft Corp.	3,640	201,947

Construction & Heavy Equipment - 0.5%
Caterpillar Inc.	2,340	159,027

Drug Industry - 1.4%
Bristol Myers Squibb	1,500	103,185
Eli Lilly & Co.	2,000	168,520
Pfizer Inc. Com	6,240	201,427

Total Drug Industry		473,132

Electric Utility - 11.3%
Alliant Energy	3,700	231,065
American Electric Power	3,540	206,276
Avista Corp.	2,000	70,740
Centerpoint Energy Inc.	13,000	238,680
Dominion Res Inc.	2,700	182,628
Duke Energy Corp.	5,095	363,732
Entergy Corp.	2,870	196,193
Eversource Energy	4,981	254,380
Exelon	1,400	38,878
Firstenergy Corp	1,255	39,821
Nextra Energy	1,000	103,890
One Gas, Inc.	300	15,051
Pepco Holdings Inc.	7,080	184,151
PPL Corporation	4,945	168,773
Public Service Enterprise Group Inc.	5,500	212,795
Scana Corp.	700	42,343
Southern Company	12,530	586,279
Talen Energy Corp.	617	3,844
Wisconsin Energy Corp. (WEC)	4,100	210,371
Xcel Energy, Inc.	9,540	342,581
Total Electric Utility		3,692,471

Exchange Traded Funds - 0.8%
iShares Investment Grade Corp. Bonds	640	72,966
iShares S & P Preferred Stock Index Fund	2,516	97,747
SPDR Barclays Capital High Yield	2,600	88,166
Total Exchange Traded Funds		258,879

Financial - 0.6%
Wells Fargo & Company	3,840	208,742

Food Processing - 1.3%
Kraft Heinz Company	4,900	356,524
Mondelez International Inc.	1,500	67,260
Total Food Processing		423,784

IT Services - 0.7%
Paychex Inc.	4,600	243,294

Metals and Mining - 0.03%
Silver Wheaton Corp.	700	8,694

Mutual Funds - 0.3%
Blackrock Global Floating Rate Income Fund	3,179	39,737
John Hancock Preferred Income Fund	3,284	65,746
Total Mutual Funds		105,483

Natural Gas Diversified - 0.1%
ONEOK Inc.	1,200	29,592

Natural Gas Utility - 0.8%
Atmos Energy Corp.	1,500	94,560
Piedmont Natural Gas Company Inc.	2,700	153,954
Total Natural Gas Utility		248,514

Office Equipment - 0.2%
Pitney Bowes Inc.	3,000	61,950

Oil / Gas Distribution - 1.0%
Kinder Morgan Inc.	14,119	210,656
Spectra Energy Corp.	5,300	126,882
Total Oil / Gas Distribution
		337,538

Oil Field Services & Equipment - 0.1%
Diamond Offshore Drilling	1,515	31,967

Petroleum Producing - 1.9%
Chevron Corp.	1,800	161,928
Exxon Mobile Corp.	2,320	180,844
Holly Frontier Corp.	3,400	135,626
Royal Dutch Shell	2,800	128,912
Total Petroleum Producing
		607,310

Real Estate Investment Trust - 10.2%
AvalonBay Communities	790	145,463
Care Capital Properties Inc.	900	27,513
Digital Realty	1,500	113,430
EPR Properties	1,900	111,055
HCP, Inc.	4,600	175,904
Healthcare Realty Trust Inc.	2,300	65,136
Highwoods Properties Inc.	1,300	56,680
Hospitality Properties Trust	9,600	251,040
Liberty Property Trust	5,240	162,702
LTC Properties Inc.	4,830	208,366
Mack Cali Rlty Corp	5,600	130,760
National Retail Properties	1,470	58,874
Omega Healthcare Investors	5,831	203,968
Realty Income Corp.	7,130	368,122
Redwood Trust Inc	2,600	34,320
Sabra Health Care Reit Inc.	1,960	39,651
Senior Housing Properties Trust	10,400	154,336
Stag Industrial Inc.	7,130	131,549
Sun Communities Inc.	3,180	217,925
The RMR Group Inc.	275	3,960
Ventas Inc.	3,600	203,148
Washington Real Estate Invt.	6,600	178,596
Welltower Inc.	4,310	293,209
Total Real Estate Investment Trust		3,335,707

Telecommunications Services - 7.7%
AT&T	29,570	1,017,504
CenturyTel Inc.	6,900	173,604
Consolidated Communications	9,600	201,120
Frontier Communications Corp.	192	897
Verizon Communications Inc.	24,540	1,134,239
Total Telecommunication Services		2,527,364

Total U.S. Common Stock (cost $12,831,909)
		12,978,250

Foreign Common Stocks - 0.2%

Canadian Common Stock
Petroleum Industry - 0.009%
Penn West Petroleum	3,400	2,844

Utilities - 0.02%
Atlantic Power Corp.	2,700	5,319

France Common Stock
Drug Industry - 0.08%
Sanofi-Aventis-ADR	600	25,590

Britain Common Stock
Food Processing - 0.1%
Unilever PLC	800	34,496

Netherlands Common Stock
Petroleum Industry - 0.01%
Seadrill	1,200	4,068

Total Foreign Common Stock (cost $167,757)		72,317

Publicly Traded Partnerships - 7.9%

Oil/Gas Distribution - 7.9%
Amerigas Partners LP	7,230	247,772
Boardwalk Pipeline Partners	10,218	132,630
Breitburn Energy Partners LP	4,700	3,149
Buckeye Partners LP	6,472	426,893
CVR Partners LP	4,760	38,128
Enbridge Energy Partners LP	3,700	85,359
Energy Transfer Partners LP	8,312	280,364
Enterprise Products Partners	3,200	81,856
KKR & Co. LP	2,370	36,948
Linn Energy LLC	5,890	7,598
Magellan Midstream Partners	4,700	319,224
MPLX LP	2,180	85,739
Nustar Energy LP Com	4,100	164,410
Plains All American Pipeline	3,914	90,413
Spectra Energy Partners LP	3,466	165,328
Suburban Propane Partners LP	3,200	77,792
Targa Resources Partners LP	5,389	89,080
TC Pipelines LP	2,300	114,333
Williams Partners LP	4,541	126,466
Total - Oil/Gas Distribution		2,573,482

Total Publicly Traded Partnerships (cost $3,794,020)		2,573,482

Short-Term Investments - 9.1%
Money Market Funds (cost $2,968,418)	2,968,418	2,968,418
Total Investments in Securities (cost $33,627,180)
		$32,741,330

The following graph summarizes the Company's investments at December 31, 2015:

See Notes to Financial Statements.

KAVILCO INCORPORATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income
Interest	$794,694
Dividends	963,844

Total investment income	1,758,538

Expenses
Salaries and benefits	350,390
Directors' compensation and expenses	259,703
Insurance	77,072
General and administrative	72,070
Office and equipment leases	65,223
Professional fees	35,735
Custodian	29,623

Total expenses	889,816

Net investment income	868,722

Realized and Unrealized Gain (Decrease) on Investments
Net realized gain on investments	79,732
Net change in unrealized depreciation on investments	(3,289,089)

Total realized and unrealized decrease on investments	(3,209,357)

Net Operating Loss	(2,340,635)
Other Income and Expense, net	201,079

Net Decrease in Net Assets Resulting From Operations	$(2,139,556)

See Notes to Financial Statements.

KAVILCO INCORPORATED
STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2015 and 2014

Increase (Decrease) in Net Assets from Operations	2015	2014

Net investment income	$868,722	$990,238
Net realized gain on investments	79,732	211,795
Net change in unrealized appreciation (depreciation) on investments	(3,289,089)	140,635
Net change in unrealized appreciation on real estate	0	413,016
Other income and expense, net	201,079	191,279

Net increase (decrease) in net assets resulting from operations	(2,139,556)	1,946,963

Dividends and Distributions to Shareholders	(1,284,001)	(1,239,242)

Total increase (decrease) in net assets	(3,423,557)	707,721
Net Assets
Beginning of year	40,577,255	39,869,534

End of year (includes undistributed ordinary income of $187,720 and $322,188 for 2015 and 2014, respectively)	$37,153,698	$40,577,255

See Notes to Financial Statements

KAVILCO INCORPORATED
FINANCIAL HIGHLIGHTS

Years Ended December 31, 2015 - 2011

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	2015	2014	2013	2012	2011

Net asset value, beginning of year	$3,381	$3,321	$3,376	$3,377	$3,343

Income from investment and real estate operations
Net investment income	72	83	80	70	70
Net realized and unrealized appreciation (depreciation) on investment and real estate transactions	(267)	64	(36)	6	40
Net other income	17	16	15	15	14

Total from investment and real estate operations	(178)	163	59	91	124

Less dividends and distributions	(107)	(103)	(114)	(92)	(90)

Net asset value, end of year	$3,096	$3,381	$3,321	$3,376	$3,377

Total return	(5.77)%	4.82%	1.78%	2.70%	3.67%
Supplemental Data
Net assets, end of year (in thousands)	$37,154	$40,577	$39,870	$40,531	$40,532
Ratio to average net assets
Expenses	2.29%	2.03%	2.02%	2.06%	2.21%
Net investment income	2.24%	2.46%	2.39%	2.08%	2.08%
Portfolio turnover rate	8.85%	11.00%	16.07%	13.71%	8.81%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using (LIFO (last in, first out) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of December 31, 2015.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date of these financial statements were available to be issued, which was February 24, 2016.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Publicly traded partnerships

Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of December 31, 2015:

	Level 1		Level 2		Level 3	Balance

Investments in Securities
U.S. Corporate Bonds		$-		$14,148,863	$-	$14,148,863
U.S. Common stock		12,978,250		-	-	12,978,250
Foreign Common Stock		72,317		-	-	72,317
Publicly Traded Partnerships		2,573,482		-	-	2,573,482
Money Market Fund		2,968,418		-	-	2,968,418

		$18,592,467		$14,148,863	$-	$32,741,330

Real Estate	$		$		$4,207,633	$4,207,633

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of December 31, 2015, no significant transfers between Level 1 or 2 occurred.

At December 31, 2015, there were no realized gain (loss), changes in unrealized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of level 3 at the end of the reporting period.

Note 4. Real Estate

At December 31, 2015, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2015, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $4,207,633 in 2015, the value of which has been determined by an independent appraisal. There was no change in the value in 2015 from 2014.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counter-party to perform according to the terms of a contract. The Company's exposure to credit risk associated with counter-party nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counter-party exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock, and publicly traded partnerships) aggregated $2,894,415 for the year ended December 31, 2015, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $3,899,509 for the year ended December 31, 2015.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,123,164 and $3,009,014, respectively, for the year ended December 31, 2015.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at December 31, 2015:

Building	$170,601
Furniture, fixtures, and equipment	68,250

238,851
Less accumulated depreciation	(222,174)

$16,677

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $5,604 for the year ended December 31, 2015.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non cancelable operating lease are as follows:

2016	$27,277

$27,277

Rent expense for the year ended December 31, 2015 was $38,475.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:
Common stock:
- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 6, 2015, a distribution of $33.00 per share was declared. The dividend was paid on March 16, 2015 to shareholders of record on March 9, 2015. On November 6, 2015, a distribution of $74.00 per share was declared. This dividend was paid on November 19, 2015 to shareholders of record on November 6, 2015.

The tax character of distributions paid during 2015 and 2014 was as follows:

	2015	2014

Distributions paid from:
Ordinary income	$1,233,297	$1,110,892
Long-term capital gain	50,704	128,350

	$1,284,001	$1,239,242

As of December 31, 2015, and 2014, the components of distributable earnings on a tax basis were as follows:

	2015	2014

Undistributed ordinary income	$187,720	$322,188

Net unrealized appreciation (depreciation) on:
Investments	(885,850)	2,393,720
Real estate	3,153,544	3,153,544

	$2,455,414	$5,869,452

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2015 totaled $43,877.

Note 13. Other Income and Expense

The Company earned income of $185,880 and $178,080 for the years ended December 31, 2015 and December 31, 2014, respectively, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $15,199 and $13,199 of lease and miscellaneous income for theyear ended December 31, 2015 and 2014, respectively.

[Peterson Sullivan LLP Leterhead]

February 24, 2016

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

In planning and performing our audit of the financial statements of Kavilco Incorporated (the Company") as of and for the year ended December 31, 2015, in accordance with auditing standards generally accepted in the United States, we considered the Company's internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by auditing standards generally accepted in the United States of America. However, we noted no deficiencies in Kavilco Incorporated's internal control over such financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2015.

This report is intended solely for the information and use of management and the Board of Directors of Kavilco Incorporated and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/S/ PETERSON SULLIVAN LLP

Peterson Sullivan LLP

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2015 and 2014, Peterson Sullivan performed the following professional services.

	2015	2014
Audit fees	$20,194	$20,998
Audit related fees	0	0
Tax fees	$5,051	$2,969

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR/A.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: February 25, 2016